CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - JPY (¥) ¥ in Millions	6 Months Ended
	Sep. 30, 2018	Sep. 30, 2017
Net income	¥ 331,945	¥ 393,530
Other comprehensive income (loss), net of tax	(19,030)	165,077
Total comprehensive income	312,915	558,607
Less: Total comprehensive income attributable to noncontrolling interests	46,482	21,374
Total comprehensive income attributable to MHFG shareholders	¥ 266,433	¥ 537,233